     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1995
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant                      /x/
Filed by a party other than the registrant   / /

Check the appropriate box:

/ / Preliminary Proxy Statement  / / Confidential, for Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SENIOR STRATEGIC INCOME FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   /x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

- --------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    (5)  Total fee paid:

- --------------------------------------------------------------------------------

    / /  Fee paid previously with preliminary materials.


- --------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

- --------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

    (3)  Filing Party:

- --------------------------------------------------------------------------------

    (4)  Date Filed:

- --------------------------------------------------------------------------------

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                       SENIOR STRATEGIC INCOME FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            -----------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                            -----------------------

                               SEPTEMBER 8, 1995

TO THE STOCKHOLDERS OF SENIOR STRATEGIC INCOME FUND, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of Senior Strategic Income Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995, at 10:45 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 25, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                         By Order of the Board of Directors

                                         PATRICK D. SWEENEY
                                         Secretary
Plainsboro, New Jersey
Dated: July 21, 1995

                               PROXY STATEMENT


                           ------------------------

                      SENIOR STRATEGIC INCOME FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                     1995 ANNUAL MEETING OF STOCKHOLDERS

                           ------------------------

                              SEPTEMBER 8, 1995

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Senior Strategic Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 10:45 A.M. The approximate mailing date of this Proxy Statement is July 24, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 14, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 14, 1995, the Fund had outstanding 7,750,527 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of July 14, 1995, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted

(unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                                 OF THE FUND
                                          PRINCIPAL OCCUPATION                   BENEFICIALLY
                                         DURING PAST FIVE YEARS      DIRECTOR      OWNED AT
       NAME AND ADDRESS         AGE   AND PUBLIC DIRECTORSHIPS(1)      SINCE    JULY 14, 1995
- ------------------------------  ---  ------------------------------  ---------  --------------
Ronald W. Forbes(1)(2) .......  54   Professor of Finance, School      1994           0
  1400 Washington Avenue             of Business, State University
  Albany, New York 12222               of New York at Albany since
                                       1989 and Associate Professor
                                       prior thereto; Member, Task
                                       Force on Municipal
                                       Securities Markets,
                                       Twentieth Century Fund.

Cynthia A.
  Montgomery(1)(2) ...........  42   Professor, Harvard Business       1994           0
  Harvard Business School            School since 1989; Associate
  Soldiers Field Road                  Professor, J.L. Kellogg
  Boston, Massachusetts 02163          Graduate School of
                                       Management, Northwestern
                                       University from 1985 to
                                       1989; Assistant Professor,
                                       Graduate School of Business
                                       Administration, The
                                       University of Michigan from
                                       1979 to 1985; Director, UNUM
                                       Corporation.

Charles C. Reilly(1)(2) ......  64   Self-employed financial           1994           0
  9 Hampton Harbor Road              consultant since 1990;
  Hampton Bays, New York 11946         President and Chief
                                       Investment Officer of Verus
                                       Capital, Inc. from 1979 to
                                       1990; Senior Vice President
                                       of Arnhold and S.
                                       Bleichroeder, Inc. from 1973
                                       to 1990; Adjunct Professor,

                                       Columbia University Graduate
                                       School of Business, 1990;
                                       Adjunct Professor, Wharton
                                       School, The University of
                                       Pennsylvania, 1990; Partner,
                                       Small Cities Cable
                                       Television since 1986.


                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                                 OF THE FUND
                                          PRINCIPAL OCCUPATION                   BENEFICIALLY
                                         DURING PAST FIVE YEARS      DIRECTOR      OWNED AT
       NAME AND ADDRESS         AGE   AND PUBLIC DIRECTORSHIPS(1)      SINCE    JULY 14, 1995
- ------------------------------  ---  ------------------------------  ---------  --------------
Kevin A. Ryan(1)(2) ..........  62   Founder, current Director and     1994           0
  127 Commonwealth Avenue              Professor of The Boston
  Chestnut Hill, Massachusetts         University Center for the
  02167                                Advancement of Ethics and
                                       Character; Professor of
                                       Education at Boston
                                       University from 1982 until
                                       1994; formerly taught on the
                                       faculties of The University
                                       of Chicago, Stanford
                                       University and The Ohio
                                       State University.

Richard R. West(1)(2) ........  57   Professor of Finance since        1994           0
  482 Tepi Drive                     1984, and Dean from 1984 to
  Southbury, Connecticut 06488         1993, New York University
                                       Leonard N. Stern School of
                                       Business Administration;
                                       Professor of Finance at the
                                       Amos Tuck School of Business
                                       Administration from 1976 to
                                       1984, and Dean from 1976 to
                                       1983; Director of Vornado,
                                       Inc. (real estate investment
                                       trust), Bowne & Co., Inc.
                                       (financial printer),
                                       Smith-Corona Corporation
                                       (manufacturer of typewriters
                                       and word processors), and
                                       Alexander's Inc. (real
                                       estate company).


                                                 (Footnotes on following page)


                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                                 OF THE FUND
                                          PRINCIPAL OCCUPATION                   BENEFICIALLY
                                         DURING PAST FIVE YEARS      DIRECTOR      OWNED AT
       NAME AND ADDRESS         AGE   AND PUBLIC DIRECTORSHIPS(1)      SINCE    JULY 14, 1995
- ------------------------------  ---  ------------------------------  ---------  --------------
Arthur Zeikel*(1) ............  63   President of Fund Asset           1994           0
  P.O. Box 9011                        Management, L.P. ("FAM",
  Princeton, New Jersey                which term as used herein
  08543-9011                           includes its corporate
                                       predecessors) since 1977;
                                       President of Merrill Lynch
                                       Asset Management, L.P.
                                       ("MLAM", which term as used
                                       herein includes its
                                       corporate predecessors)
                                       since 1977; President and
                                       Director of Princeton
                                       Services, Inc. ("Princeton
                                       Services") since 1993;
                                       Executive Vice President of
                                       Merrill Lynch & Co., Inc.
                                       ("ML&Co.") since 1990;
                                       Executive Vice President of
                                       Merrill Lynch, Pierce,
                                       Fenner & Smith Incorporated
                                       ("Merrill Lynch") since 1990
                                       and a Senior Vice President
                                       thereof from 1985 to 1990;
                                       Director of Merrill Lynch
                                       Funds Distributor, Inc.
                                       ("MLFD").

(Footnotes for preceding page)

- ------------------
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors and Officers' below.
(2) Member of Audit Committee of the Board of Directors.


     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended February 28, 1995, the Board of Directors held ten meetings and the Audit Committee held three meetings. All of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he/she served during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that John W. Fraser inadvertently filed a late report to disclose his election as a Vice President of the Fund, and except that Elizabeth Griffin inadvertently filed a late report to disclose her election as a Senior Vice President of FAM.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays the compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $1,000 per year, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $26,694 for the fiscal year ended February 28, 1995.

     The following table sets forth for the fiscal year ended February 28, 1995, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                TOTAL
                                                            COMPENSATION
                                            PENSION OR          FROM
                                            RETIREMENT        FUND AND
                                             BENEFITS         FAM/MLAM
                             AGGREGATE    ACCRUED AS PART   ADVISED FUNDS
         NAME OF           COMPENSATION       OF FUND          PAID TO
        DIRECTOR             FROM FUND       EXPENSES         DIRECTORS
- -------------------------  -------------  ---------------  ---------------
Ronald W. Forbes(1)......     $4,600          None            $154,400
Cynthia A.
  Montgomery(1)..........     $4,600          None            $133,817
Charles C. Reilly(1).....     $4,600          None            $276,900
Kevin A. Ryan(1).........     $4,600          None            $154,400
Richard R. West(1).......     $5,600          None            $300,900

- ------------------

(1) In addition to the Fund, the Directors serve on the Boards of other
FAM/MLAM Advised Funds as follows: Mr. Forbes (36 funds); Ms. Montgomery
(36 funds); Mr. Reilly (54 funds); Mr. Ryan (36 funds); and Mr. West (54 funds).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following table sets forth information concerning each of these officers:


     NAME AND PRINCIPAL                                                 OFFICER
        OCCUPATION                        OFFICE               AGE       SINCE
     ------------------                   ------               ---      -------
Arthur Zeikel.................          President              63        1994

  President of FAM since 1977;
     President of MLAM since
     1977; President and
     Director of Princeton
     Services since 1993;
     Executive Vice President
     of Merrill Lynch since
     1990 and Senior Vice
     President from 1985 to
     1990; Executive Vice
     President of ML&Co. since
     1990; Director of MLFD.

Terry K. Glenn................   Executive Vice President      54        1994
  Executive Vice President of
     FAM and MLAM since 1983;
     Executive Vice President
     and Director of Princeton
     Services since 1993;
     President of MLFD since
     1986 and Director since
     1991; President of
     Princeton Administrators,
     L.P. since 1988.

N. John Hewitt................    Senior Vice President        60        1994
  Senior Vice President of FAM
     and MLAM since 1980 and
     Vice President thereof
     from 1979 to 1980.

R. Douglas Henderson..........        Vice President           37        1994
  Vice President of MLAM since
     1989; Vice President,
     Leveraged Finance
     Department, Security
     Pacific Merchant Bank
     from 1987 to 1989; Vice
     President, Corporate
     Finance and Banking
     Department, Security
     Pacific Merchant Bank
     from 1983 to 1987.

John W. Fraser................        Vice President           34        1994
  Vice President of MLAM since
     1991; Vice President,
     Corporate Bond
     Department, Continental
     Bank from 1988 to 1991;
     Analyst, Drexel Burnham
     Lambert Commercial Paper,
     Inc. from 1987 to 1988;
     Second Vice President,

     Chase Manhattan Bank from
     1985
     to 1987.

Donald C. Burke...............        Vice President           35        1994
  Vice President and Director
     of Taxation of MLAM since
     1990; employee of
     Deloitte & Touche LLP
     from 1981 to 1990.

                                      6


     NAME AND PRINCIPAL                                                 OFFICER
        OCCUPATION                        OFFICE               AGE       SINCE
     ------------------                   ------               ---      -------
Gerald M. Richard.............          Treasurer              46        1994
  Senior Vice President and
     Treasurer of FAM and MLAM
     since 1984; Senior Vice
     President and Treasurer
     of Princeton Services
     since 1993; Treasurer of
     MLFD since 1984 and Vice
     President since 1981.

Patrick D. Sweeney............          Secretary              41        1994
  Vice President of MLAM since
     1990; Vice President and
     Associate Counsel of
     Security Pacific Merchant
     Bank from 1988 to 1990;
     Lawyer in private
     practice from 1981 to
     1988.

     Stock Ownership. At July 14, 1995, the Directors and officers of the Fund as a group (thirteen persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                  ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended February 28, 1995, to any stockholder upon request. Such requests should be directed to Senior Strategic Income Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 5, 1996.

                                         By Order of the Board of Directors
                                         PATRICK D. SWEENEY
                                         Secretary

Dated: July 21, 1995

                      SENIOR STRATEGIC INCOME FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Senior Strategic Income Fund, Inc. (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

PLEASE MARK BOXES /X/ OR /X/ IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS   FOR all nominees listed   WITHHOLD AUTHORITY
                           below (except as marked   to vote for all
                           to the contrary           nominees listed
                           below)         / /        below          / /

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                      FOR / /   AGAINST / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                   Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                   Dated: ________________________________________________, 1995

                   X ___________________________________________________________
                                            Signature

                   X ___________________________________________________________
                                    Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.